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                                                                 EXHIBIT 10.8(b)

LEVEL(3)(TM)
COMMUNICATIONS

David Tippett
EBase One Corporation
6060 Richmond Ave.

Houston, TX  77057


Dear Mr. Tippett,

It is a pleasure to inform you that your Level 3 service has been installed and tested. The testing of the service was successfully completed on November 22nd, 1999. This date will serve as your Billing Start Date for the service detailed below.

We appreciate the opportunity to fulfill your needs, and look forward to maintaining a relationship that exceeds your expectations. IN THE EVENT THAT YOU HAVE QUESTIONS/CONCERNS REGARDING YOUR SERVICE OR BILLING PLEASE CALL THE LEVEL 3 CUSTOMER CARE UNIT AT 1-877-4LEVEL3 (453-8353) 24 HOURS A DAY, 7 DAYS A WEEK.


Best regards,

Adam L. Stearns
CUSTOMER IMPLEMENTATION MANAGER
Level 3 Communications
1025 El Dorado Boulevard
Broomfield, CO  80021
Telephone: (720) 888-9531


                          CUSTOMER ORDER NUMBER: 13699

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  Service Order #                Product                       Parent Service ID
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13699/00001             PRM - Private Co-location Room       HSTQTX02-01S04099-00003
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In accordance with Level 3's General Terms and Conditions for Delivery of
Service, billing for the completed service shall begin immediately following the installation and successful testing of circuits by Level 3.